EXHIBIT 13.2

CERTIFICATION OF PAUL MANSON PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Sea Breeze Power Corp. (the Company”) on Form 20-F for the year ending December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jan Campfens, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 pf the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff on request.

Date: June 30, 2005	/s/ Jan Campfens

Jan Campfens
Chief Financial Officer